UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2020

EQUINIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31293		77-0487526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Lagoon Drive	Redwood City,	California	94065
(Address of Principal Executive Offices)			(Zip Code)
(650) 598-6000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EQIX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Equinix, Inc. (“Equinix”) was held on June 18, 2020 (the “Annual Meeting”) for the purpose of considering and voting on:

•	Election of ten directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

•	Approval by a non-binding advisory vote on the compensation of Equinix’s named executive officers;

•	Approval of Equinix’s 2020 Equity Incentive Plan;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	A stockholder proposal related to political contributions disclosure and oversight.

At the close of business on April 20, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 85,927,044 shares of Equinix’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 78,057,552 shares of Equinix’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the nominated directors were elected, the non-binding advisory vote on the compensation of Equinix’s named executive officers was approved, Equinix’s 2020 Equity Incentive Plan was approved, PricewaterhouseCoopers LLP was ratified as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and the stockholder proposal related to political contributions disclosure and oversight was not approved.
The vote with respect to the election of the directors was as follows:

	For	Withheld	Broker Non-Votes

Thomas Bartlett	74,263,686	726,250	3,067,615
Nanci Caldwell	74,079,329	910,607	3,067,615
Adaire Fox-Martin	74,281,227	708,709	3,067,615
Gary Hromadko	71,459,395	3,530,541	3,067,615
William Luby	73,523,732	1,466,204	3,067,615
Irving Lyons, III	71,841,534	3,148,402	3,067,615
Charles Meyers	73,488,657	1,501,279	3,067,615
Christopher Paisley	69,143,925	5,846,011	3,067,615
Sandra Rivera	74,031,785	958,151	3,067,615
Peter Van Camp	66,519,815	8,470,121	3,067,615

With respect to the proposal to approve by a non-binding advisory vote the compensation of Equinix’s named executive officers, there were 69,302,012 votes “For,” 5,109,576 votes “Against,” 578,348 abstentions and 3,067,615 Broker Non-Votes.
With respect to the proposal to approve Equinix’s 2020 Equity Incentive Plan, there were 52,118,350 votes “For,” 22,312,334 votes “Against,” 559,253 abstentions and 3,067,615 Broker Non-Votes.

With respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2020, there were 75,125,572 votes “For,” 2,380,536 votes “Against” and 551,444 abstentions.
With respect to the stockholder proposal related to political contributions disclosure and oversight, there were 23,190,773 votes “For,” 48,587,745 votes “Against,” 3,211,418 abstentions and 3,067,615 Broker Non-Votes.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 22, 2020	EQUINIX, INC. By:/s/ Keith D. Taylor Keith D. Taylor Chief Financial Officer